UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07177

Name of Fund:  BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 01/31/2016

Date of reporting period: 07/31/2015

Item 1 – Report to Stockholders

2

JULY 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Mid Cap Value Opportunities Fund  |  of BlackRock Mid Cap Value Opportunities Series, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2015

Investment Objective

BlackRock Mid Cap Value Opportunities Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended July 31, 2015, the Fund outperformed its benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

•

The largest detractor from performance was stock selection in financials, followed by a combination of an underweight and stock selection within industrials. Individual security selection in energy also detracted from performance during a challenging period for oil stocks.

•

During the period, the most significant contributor to performance was a combination of an overweight and stock selection in health care, followed by stock selection in the information technology (“IT”), consumer discretionary and consumer staples sectors. Underweight positions in energy and utilities also added marginally to returns.

Describe recent portfolio activity.

•

Recently, the Fund’s exposure to the industrials and financials sectors was increased, while allocations in utilities, materials and consumer staples were reduced. Some of the Fund’s largest purchases during the period came from the banking, insurance, electrical equipment and aerospace & defense industries. Significant sales from the portfolio included companies in the specialty retail, real estate investment trust, Internet software & services, and machinery industries.

Describe portfolio positioning at period end.

•

Relative to the S&P MidCap 400® Value Index, at the end of the period the Fund maintained overweight positions in the consumer discretionary, consumer staples, IT and materials sectors, and underweights in industrials, energy and telecommunication services. Key industry allocations were overweights in household durables, communications equipment and media, and underweights in insurance, machinery and gas utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Teleflex, Inc.	2%
Owens & Minor, Inc.	2
New York Community Bancorp, Inc.	2
Waters Corp.	1
Albemarle Corp.	1
Synovus Financial Corp.	1
Tanger Factory Outlet Centers	1
Alexander & Baldwin, Inc.	1
Expeditors International of Washington, Inc.	1
OGE Energy Corp.	1

Sector Allocation	Percent of Long-Term Investments

Financials	27%
Information Technology	14
Industrials	14
Consumer Discretionary	13
Materials	9
Utilities	7
Energy	6
Health Care	6
Consumer Staples	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid cap companies.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended July 31, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.52%	1.76%	N/A	14.29%	N/A	8.36%	N/A
Investor A	3.41	1.47	(3.86)%	13.92	12.70%	8.00	7.42%
Investor C	2.98	0.67	(0.18)	12.92	12.92	7.03	7.03
Class R	3.23	1.16	N/A	13.53	N/A	7.64	N/A
S&P MidCap 400® Value Index	2.45	5.83	N/A	15.18	N/A	8.24	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.20	$4.69	$1,000.00	$1,020.18	$4.66	0.93%
Investor A	$1,000.00	$1,034.10	$6.00	$1,000.00	$1,018.89	$5.96	1.19%
Investor C	$1,000.00	$1,029.80	$10.02	$1,000.00	$1,014.93	$9.94	1.99%
Class R	$1,000.00	$1,032.30	$7.61	$1,000.00	$1,017.31	$7.55	1.51%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2015 and held through July 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Schedule of Investments July 31, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.0%
KLX, Inc. (a)	174,570	$6,857,109
Orbital ATK, Inc.	89,000	6,314,550
Triumph Group, Inc.	82,148	4,423,670

		17,595,329
Air Freight & Logistics — 1.3%
Expeditors International of Washington, Inc.	165,650	7,764,016
Airlines — 0.6%
JetBlue Airways Corp. (a)	143,400	3,295,332
Auto Components — 0.9%
Lear Corp.	31,203	3,247,296
Tenneco, Inc. (a)	41,492	2,066,717

		5,314,013
Banks — 10.0%
Citizens Financial Group, Inc.	280,258	7,306,326
East West Bancorp, Inc.	113,800	5,093,688
FCB Financial Holdings, Inc., Class A (a)	132,200	4,591,306
First Horizon National Corp.	376,721	5,971,028
First Niagara Financial Group, Inc.	741,200	7,197,052
Hancock Holding Co.	144,400	4,219,368
People’s United Financial, Inc.	329,200	5,356,084
Prosperity Bancshares, Inc.	94,300	5,147,837
Synovus Financial Corp.	271,700	8,563,984
Valley National Bancorp	544,100	5,397,472

		58,844,145
Capital Markets — 2.1%
Ares Management LP	255,084	4,841,494
Federated Investors, Inc., Class B	148,900	5,019,419
Janus Capital Group, Inc.	139,100	2,278,458

		12,139,371
Chemicals — 2.8%
Albemarle Corp.	158,149	8,571,676
Axiall Corp.	80,707	2,375,207
FMC Corp.	120,700	5,858,778

		16,805,661
Commercial Services & Supplies — 1.6%
The ADT Corp.	197,569	6,822,057
Pitney Bowes, Inc.	128,778	2,694,036

		9,516,093
Communications Equipment — 2.2%
ARRIS Group, Inc. (a)	125,532	3,881,449
Juniper Networks, Inc.	116,900	3,322,298
Viavi Solutions, Inc. (a)	533,200	5,913,188

		13,116,935
Construction & Engineering — 1.0%
KBR, Inc.	341,100	5,959,017
Consumer Finance — 1.3%
SLM Corp. (a)	841,329	7,681,334
Containers & Packaging — 2.3%
Owens-Illinois, Inc. (a)	148,200	3,164,070
Packaging Corp. of America	68,200	4,827,878
WestRock Co. (a)	87,100	5,492,526

		13,484,474
Common Stocks	Shares	Value
Distributors — 0.9%
LKQ Corp. (a)	160,853	$5,060,435
Electric Utilities — 4.0%
ALLETE, Inc.	77,600	3,747,304
OGE Energy Corp.	259,500	7,722,720
PNM Resources, Inc.	213,000	5,618,940
Westar Energy, Inc.	179,700	6,765,705

		23,854,669
Electrical Equipment — 1.8%
AMETEK, Inc.	66,550	3,530,478
Hubbell, Inc., Class B	67,000	6,995,470

		10,525,948
Electronic Equipment, Instruments & Components — 3.3%
Arrow Electronics, Inc. (a)	104,200	6,059,230
Ingram Micro, Inc., Class A (a)	269,415	7,336,170
Knowles Corp. (a)(b)	305,432	5,818,480

		19,213,880
Energy Equipment & Services — 2.7%
Oceaneering International, Inc.	108,100	4,326,162
Patterson-UTI Energy, Inc.	359,700	5,929,654
Superior Energy Services, Inc.	317,300	5,394,100

		15,649,916
Food & Staples Retailing — 1.3%
Supervalu, Inc. (a)	815,892	7,522,524
Food Products — 2.0%
Flowers Foods, Inc.	125,832	2,725,521
Pinnacle Foods, Inc.	94,972	4,268,992
Tyson Foods, Inc., Class A	108,669	4,819,470

		11,813,983
Gas Utilities — 0.4%
National Fuel Gas Co.	42,200	2,281,754
Health Care Equipment & Supplies — 2.3%
Teleflex, Inc.	82,629	11,071,460
Thoratec Corp. (a)	35,666	2,257,301

		13,328,761
Health Care Providers & Services — 1.8%
Owens & Minor, Inc.	307,866	10,824,569
Hotels, Restaurants & Leisure — 0.9%
Wyndham Worldwide Corp.	61,979	5,114,507
Household Durables — 2.8%
Jarden Corp. (a)	122,598	6,742,890
Mohawk Industries, Inc. (a)	31,625	6,375,284
Newell Rubbermaid, Inc.	77,664	3,361,298

		16,479,472
Household Products — 0.4%
Energizer Holdings, Inc. (a)	57,508	2,214,633
Industrial Conglomerates — 1.0%
Carlisle Cos., Inc.	58,600	5,933,836
Insurance — 5.6%
Alleghany Corp. (a)	11,900	5,784,947
Arch Capital Group Ltd. (a)	55,600	3,967,616
Arthur J Gallagher & Co.	68,500	3,248,955
Brown & Brown, Inc.	57,700	1,930,065
FNF Group	110,200	4,307,718

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
The Hanover Insurance Group, Inc.	88,300	$7,139,055
W.R. Berkley Corp.	118,800	6,619,536

		32,997,892
IT Services — 3.5%
Acxiom Corp. (a)	334,700	5,994,477
Amdocs Ltd.	62,600	3,671,490
DST Systems, Inc.	55,900	6,101,485
Jack Henry & Associates, Inc.	68,853	4,810,071

		20,577,523
Life Sciences Tools & Services — 1.5%
Waters Corp. (a)	66,031	8,814,478
Machinery — 2.0%
Crane Co.	67,076	3,568,443
Dover Corp.	32,500	2,082,275
Joy Global, Inc.	4,000	105,640
Parker Hannifin Corp.	17,400	1,961,850
Xylem, Inc.	126,400	4,364,592

		12,082,800
Media — 2.9%
AMC Entertainment Holdings, Inc., Class A	102,299	3,299,143
Cable One, Inc. (a)	11,939	4,957,311
Live Nation Entertainment, Inc. (a)	132,373	3,470,820
Tribune Co., Class A	108,614	5,483,921

		17,211,195
Metals & Mining — 2.9%
Carpenter Technology Corp.	137,500	5,161,750
Steel Dynamics, Inc.	357,100	7,152,713
United States Steel Corp.	232,100	4,518,987

		16,833,450
Multi-Utilities — 2.9%
Alliant Energy Corp.	99,400	6,114,094
MDU Resources Group, Inc.	203,200	3,964,432
TECO Energy, Inc.	313,300	6,930,196

		17,008,722
Multiline Retail — 0.9%
Big Lots, Inc.	118,116	5,100,249
Oil, Gas & Consumable Fuels — 3.6%
Concho Resources, Inc. (a)	47,100	5,018,976
Energen Corp.	134,500	7,424,400
Oasis Petroleum, Inc. (a)	243,956	2,349,296
SM Energy Co.	179,000	6,635,530

		21,428,202
Paper & Forest Products — 0.8%
Domtar Corp.	118,800	4,830,408
Personal Products — 0.8%
Edgewell Personal Care Co.	49,196	4,708,549
Professional Services — 0.9%
ManpowerGroup, Inc.	30,500	2,759,640
TransUnion (a)	107,700	2,703,270

		5,462,910
Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 5.0%
American Campus Communities, Inc.	140,616	$5,247,789
LTC Properties, Inc.	167,580	7,351,735
Outfront Media, Inc.	109,387	2,748,895
Tanger Factory Outlet Centers	262,598	8,529,183
WP Glimcher, Inc.	436,653	5,912,282

		29,789,884
Real Estate Management & Development — 1.3%
Alexander & Baldwin, Inc.	205,825	7,769,894
Semiconductors & Semiconductor Equipment — 2.3%
Atmel Corp.	417,500	3,456,900
First Solar, Inc. (a)	60,600	2,684,580
Microchip Technology, Inc.	99,800	4,275,432
Qorvo, Inc. (a)	27,100	1,570,445
Semtech Corp. (a)	101,154	1,779,299

		13,766,656
Software — 2.4%
Activision Blizzard, Inc.	205,600	5,302,424
Check Point Software Technologies Ltd. (a)(b)	38,800	3,133,876
PTC, Inc. (a)	138,775	5,044,471
Solera Holdings, Inc.	23,800	870,842

		14,351,613
Specialty Retail — 2.6%
Foot Locker, Inc.	11,205	790,513
GNC Holdings, Inc., Class A	103,193	5,078,127
Staples, Inc.	511,941	7,530,652
Urban Outfitters, Inc. (a)	64,005	2,087,843

		15,487,135
Technology Hardware, Storage & Peripherals — 0.2%
Stratasys Ltd. (a)	43,100	1,324,463
Textiles, Apparel & Luxury Goods — 1.2%
Deckers Outdoor Corp. (a)	50,340	3,668,779
PVH Corp.	31,444	3,648,762

		7,317,541
Thrifts & Mortgage Finance — 1.8%
New York Community Bancorp, Inc.	567,300	10,795,719
Trading Companies & Distributors — 0.6%
MSC Industrial Direct Co., Inc., Class A	52,700	3,755,402
Total Long-Term Investments (Cost — $531,227,559) — 100.4%		592,749,292

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (c)(d)(e)	$5,531	5,530,882
Total Short-Term Securities (Cost — $5,530,882) — 0.9%		5,530,882
Total Investments (Cost — $536,758,441) — 101.3%		598,280,174
Liabilities in Excess of Other Assets — (1.3)%		(7,717,433)

Net Assets — 100.0%		$590,562,741

See Notes to Financial Statements.

8	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Schedule of Investments (concluded)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(d)	During the six months ended July 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at January 31, 2015	Net Activity	Shares/Beneficial Interest Held at July 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,039,841	(6,039,841)	—	$772
BlackRock Liquidity Series, LLC, Money Market Series	$854,400	$4,676,482	$5,530,882	$23,124	[1]

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents the current yield as of report date.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[2]	$592,749,292	—	—	$592,749,292
Short-Term Securities	—	$5,530,882	—	5,530,882

Total	$592,749,292	$5,530,882	—	$598,280,174

[2] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$747	—	—	$747
Liabilities:
Bank overdraft	—	$(579,876)	—	(579,876)
Collateral on securities loaned at value	—	(5,530,882)	—	(5,530,882)

Total	$747	$(6,110,758)	—	$(6,110,011)

During the six months ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	9

Statement of Assets and Liabilities

July 31, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $5,483,168) (cost — $531,227,559)	$592,749,292
Investments at value — affiliated (cost — $5,530,882)	5,530,882
Foreign currency at value (cost — $775)	747
Receivables:
Investments sold	7,850,223
Dividends	342,953
Capital shares sold	278,435
Securities lending income — affiliated	10,057
Prepaid expenses	42,061

Total assets	606,804,650

Liabilities
Collateral on securities loaned at value	5,530,882
Bank overdraft	579,876
Payables:
Investments purchased	6,224,584
Capital shares redeemed	2,981,823
Investment advisory fees	320,760
Service and distribution fees	142,142
Other affiliates	3,546
Officer’s and Directors’ fees	2,686
Other accrued expenses	455,610

Total liabilities	16,241,909

Net Assets	$590,562,741

Net Assets Consist of
Paid-in capital	$495,079,527
Undistributed net investment income	887,358
Accumulated net realized gain	33,074,151
Net unrealized appreciation (depreciation)	61,521,705

Net Assets	$590,562,741

Net Asset Value
Institutional — Based on net assets of $183,078,595 and 8,584,510 shares outstanding, 20 million shares authorized, $0.10 par value	$21.33

Investor A — Based on net assets of $286,201,275 and 13,874,517 shares outstanding, 40 million shares authorized, $0.10 par value	$20.63

Investor C — Based on net assets of $64,532,815 and 3,643,702 shares outstanding, 40 million shares authorized, $0.10 par value	$17.71

Class R — Based on net assets of $56,750,056 and 3,025,727 shares outstanding, 40 million shares authorized, $0.10 par value	$18.76

See Notes to Financial Statements.

10	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Statement of Operations

Six Months Ended July 31, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$4,576,608
Securities lending — affiliated — net	23,124
Dividends — affiliated	772

Total income	4,600,504

Expenses
Investment advisory	1,941,334
Service — Investor A	384,882
Service and distribution — Investor B	3,986
Service and distribution — Investor C	344,118
Service and distribution — Class R	153,443
Transfer agent — Institutional	147,475
Transfer agent — Investor A	308,623
Transfer agent — Investor B	1,457
Transfer agent — Investor C	86,758
Transfer agent — Class R	82,173
Accounting services	69,931
Printing	50,436
Professional	49,181
Registration	44,393
Custodian	29,380
Officer and Directors	12,285
Miscellaneous	13,148

Total expenses	3,723,003
Less fees waived by the Manager	(598)

Total expenses after fees waived	3,722,405

Net investment income	878,099

Realized and Unrealized Gain
Net realized gain (loss) from:
Investments	35,542,926
Foreign currency transactions	(1,018)

35,541,908

Net change in unrealized appreciation (depreciation) on:
Investments	(15,705,344)
Foreign currency translations	39

(15,705,305)

Net realized and unrealized gain	19,836,603

Net Increase in Net Assets Resulting from Operations	$20,714,702

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 31, 2015

Operations
Net investment income	$878,099	$2,838,298
Net realized gain	35,541,908	88,205,132
Net change in unrealized appreciation (depreciation)	(15,705,305)	(51,416,216)

Net increase in net assets resulting from operations	20,714,702	39,627,214

Distributions to Shareholders From[1]
Net investment income:
Institutional	—	(1,185,872)
Investor A	—	(1,528,523)
Class R	—	(150,060)
Net realized gain:
Institutional	(5,657,880)	(21,827,817)
Investor A	(10,873,920)	(42,946,623)
Investor B	—	(182,090)
Investor C	(2,768,848)	(10,882,818)
Class R	(2,307,735)	(9,696,446)

Decrease in net assets resulting from distributions to shareholders	(21,608,383)	(88,400,249)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(298,166)	(521,736)

Net Assets
Total decrease in net assets	(1,191,847)	(49,294,771)
Beginning of period	591,754,588	641,049,359

End of period	$590,562,741	$591,754,588

Undistributed net investment income, end of period	$887,358	$9,259

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Financial Highlights

	Institutional
	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 31,
			2015		2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$21.37		$23.30		$20.43		$17.92	$17.48	$13.08

Net investment income[1]	0.07		0.19		0.17		0.13	0.12	0.14
Net realized and unrealized gain	0.69		1.24		4.23		2.56	0.43	4.26

Net increase from investment operations	0.76		1.43		4.40		2.69	0.55	4.40

Distributions from:[2]
Net investment income	—		(0.17)		(0.17)		(0.18)	(0.11)	—
Net realized gain	(0.80)		(3.19)		(1.36)		—	—	—

Total distributions	(0.80)		(3.36)		(1.53)		(0.18)	(0.11)	—

Net asset value, end of period	$21.33		$21.37		$23.30		$20.43	$17.92	$17.48

Total Return[3]
Based on net asset value	3.52%	[4]	6.06%		21.66%		15.12%	3.10%	33.64%

Ratios to Average Net Assets
Total expenses	0.93%	[5]	0.90%	[6]	0.86%	[6]	0.89%	0.89%	0.94%

Total expenses after fees waived	0.93%	[5]	0.90%	[6]	0.86%	[6]	0.89%	0.88%	0.94%

Net investment income	0.62%	[5]	0.77%	[6]	0.73%	[6]	0.73%	0.70%	0.93%

Supplemental Data
Net assets, end of period (000)	$183,079		$154,661		$182,951		$133,748	$120,322	$83,905

Portfolio turnover rate	40%		65%		57%		55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	13

Financial Highlights (continued)

	Investor A
	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 31,
			2015		2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$20.71		$22.69		$19.94		$17.44	$17.04	$12.79

Net investment income[1]	0.04		0.11		0.10		0.07	0.06	0.09
Net realized and unrealized gain	0.67		1.20		4.12		2.49	0.41	4.16

Net increase from investment operations	0.71		1.31		4.22		2.56	0.47	4.25

Distributions from:[2]
Net investment income	—		(0.11)		(0.11)		(0.06)	(0.07)	—
Net realized gain	(0.79)		(3.18)		(1.36)		—	—	—

Total distributions	(0.79)		(3.29)		(1.47)		(0.06)	(0.07)	—

Net asset value, end of period	$20.63		$20.71		$22.69		$19.94	$17.44	$17.04

Total Return[3]
Based on net asset value	3.41%	[4]	5.71%		21.27%		14.74%	2.73%	33.23%

Ratios to Average Net Assets
Total expenses	1.19%	[5]	1.18%	[6]	1.16%	[6]	1.25%	1.22%	1.28%

Total expenses after fees waived	1.19%	[5]	1.18%	[6]	1.16%	[6]	1.25%	1.21%	1.28%

Net investment income	0.35%	[5]	0.48%	[6]	0.43%	[6]	0.37%	0.36%	0.59%

Supplemental Data
Net assets, end of period (000)	$286,201		$305,516		$314,481		$215,469	$182,931	$152,037

Portfolio turnover rate	40%		65%		57%		55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

14	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Financial Highlights (continued)

	Investor C
	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 31,
			2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$17.95		$20.08		$17.80	$15.65	$15.39	$11.67

Net investment loss[1]	(0.04)		(0.07)		(0.08)	(0.09)	(0.09)	(0.05)
Net realized and unrealized gain	0.58		1.07		3.66	2.24	0.35	3.77

Net increase from investment operations	0.54		1.00		3.58	2.15	0.26	3.72

Distributions from:[2]
Net investment income	—		—		(0.00)[3]	—	—	—
Net realized gain	(0.78)		(3.13)		(1.30)	—	—	—

Total distributions	(0.78)		(3.13)		(1.30)	—	—	—

Net asset value, end of period	$17.71		$17.95		$20.08	$17.80	$15.65	$15.39

Total Return[4]
Based on net asset value	2.98%	[5]	4.88%		20.26%	13.74%	1.69%	31.88%

Ratios to Average Net Assets
Total expenses	1.99%	[6]	1.99%	[7]	2.00% [7]	2.16%	2.17%	2.27%

Total expenses after fees waived	1.99%	[6]	1.99%	[7]	2.00% [7]	2.16%	2.16%	2.27%

Net investment loss	(0.45)%	[6]	(0.33)%	[7]	(0.41)% [7]	(0.55)%	(0.58)%	(0.39)%

Supplemental Data
Net assets, end of period (000)	$64,533		$68,488		$72,312	$61,756	$63,272	$70,795

Portfolio turnover rate	40%		65%		57%	55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	15

Financial Highlights (concluded)

	Class R
	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 31,
			2015		2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$18.93		$21.00		$18.55		$16.22	$15.85	$11.94

Net investment income (loss)[1]	0.00	[2]	0.04		0.02		(0.00)[3]	(0.00)[3]	0.03
Net realized and unrealized gain	0.62		1.12		3.83		2.33	0.37	3.88

Net increase from investment operations	0.62		1.16		3.85		2.33	0.37	3.91

Distributions from:[4]
Net investment income	—		(0.05)		(0.04)		—	—	—
Net realized gain	(0.79)		(3.18)		(1.36)		—	—	—

Total distributions	(0.79)		(3.23)		(1.40)		—	—	—

Net asset value, end of period	$18.76		$18.93		$21.00		$18.55	$16.22	$15.85

Total Return[5]
Based on net asset value	3.23%	[6]	5.41%		20.88%		14.37%	2.33%	32.75%

Ratios to Average Net Assets
Total expenses	1.51%	[7]	1.49%	[8]	1.48%	[8]	1.59%	1.60%	1.65%

Total expenses after fees waived	1.51%	[7]	1.49%	[8]	1.47%	[8]	1.59%	1.60%	1.65%

Net investment income (loss)	0.04%	[7]	0.17%	[8]	0.12%	[8]	0.01%	(0.02)%	0.22%

Supplemental Data
Net assets, end of period (000)	$56,750		$61,956		$68,902		$58,422	$57,244	$71,394

Portfolio turnover rate	40%		65%		57%		55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

16	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Notes to Financial Statements

1. Organization:

BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

On June 23, 2015, the Fund’s Investor B Shares converted into Investor A Shares, with the same relative aggregate NAV as the original shares held immediately prior to conversion.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	17

Notes to Financial Statements (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

18	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Value Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of July 31, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$1,512,741	$(1,512,741)	—
Morgan Stanley & Co. LLC	1,943,100	(1,943,100)	—
UBS AG	2,027,327	(2,027,327)	—

Total	$5,483,168	$(5,483,168)	—

[1]

Collateral with a value of $5,530,882 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	19

Notes to Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate Blackrock, Inc. (“BlackRock”) for 1940 Act purposes.

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61%
$3 Billion — $5 Billion	0.59%
$5 Billion — $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

For the six months ended July 31, 2015, the Fund reimbursed the Manager $3,268 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended July 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the the Fund’s Investor A Shares, which totaled $9,033.

For the six months ended July 31, 2015, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C
$1,188	$2	$1,334

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended July 31, 2015, the Fund paid $4,871 to affiliates of BlackRock in return for these services, which are included in transfer agent — Institutional Shares in the Statement of Operations.

20	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended July 31, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R
$456	$4,622	$58	$1,548	$114

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended July 31, 2015, the Fund paid BIM $9,217 for securities lending agent services.

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended July 31, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $1,417,496.

6. Purchases and Sales:

For the six months ended July 31, 2015, purchases and sales of investments, excluding short-term securities, were $239,865,923 and $264,886,406, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended January 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	21

Notes to Financial Statements (continued)

As of July 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$539,237,066

Gross unrealized appreciation	$90,106,863
Gross unrealized depreciation	(31,063,755)

Net unrealized appreciation	$59,043,108

8. Bank Borrowings:

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended July 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of July 31, 2015, the Fund invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended July 31, 2015		Year Ended January 31, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,649,059	$57,355,556	2,669,548	$65,133,120
Shares issued to shareholders in reinvestment of distributions	236,227	5,064,715	937,125	20,590,676
Shares redeemed	(1,539,386)	(34,091,808)	(4,220,379)	(104,159,373)

Net increase (decrease)	1,345,900	$28,328,463	(613,706)	$(18,435,577)

Investor A
Shares sold and automatic conversion of shares	1,319,675	$28,802,277	3,230,607	$76,405,598
Shares issued to shareholders in reinvestment of distributions	510,632	10,590,550	2,028,157	43,260,561
Shares redeemed	(2,705,120)	(58,473,373)	(4,371,809)	(102,959,927)

Net increase (decrease)	(874,813)	$(19,080,546)	886,955	$16,706,232

22	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Notes to Financial Statements (concluded)

	Six Months Ended July 31, 2015		Year Ended January 31, 2015
	Shares	Amount	Shares	Amount
Investor B
Shares sold	582	$11,534	5,842	$127,906
Shares issued to shareholders in reinvestment of distributions	—	—	8,706	168,572
Shares redeemed and automatic conversion of shares	(61,470)	(1,221,438)	(70,458)	(1,513,949)

Net decrease	(60,888)	$(1,209,904)	(55,910)	$(1,217,471)

Investor C
Shares sold	148,851	$2,802,259	413,761	$8,578,830
Shares issued to shareholders in reinvestment of distributions	147,490	2,626,820	553,106	10,267,535
Shares redeemed	(467,707)	(8,757,210)	(753,293)	(15,455,129)

Net increase (decrease)	(171,366)	$(3,328,131)	213,574	$3,391,236

Class R
Shares sold	295,889	$5,875,753	763,772	$16,702,276
Shares issued to shareholders in reinvestment of distributions	122,337	2,307,282	503,200	9,844,648
Shares redeemed	(665,790)	(13,191,083)	(1,275,463)	(27,513,080)

Net decrease	(247,564)	$(5,008,048)	(8,491)	$(966,156)

Total Net Increase (Decrease)	(8,731)	$(298,166)	422,422	$(521,736)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	23

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Corporation”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock Mid Cap Value Opportunities Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

24	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	25

Disclosure of Investment Advisory Agreement (continued)

prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, fourth and third quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the primary detractor of performance for the one-, three- and five-year periods, was an underweight in the financial sector. Stock selection in the financial sector also added to underperformance, along with an underweight position in REITs.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the

26	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Disclosure of Investment Advisory Agreement (concluded)

differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of the Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	27

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Valerie G. Brown, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

28	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015	29

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIDCAPVAL-7/15-SAR

Item 2 –  Code of Ethics – Not Applicable to this semi-annual report

Item 3 –  Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –  Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –  Audit Committee of Listed Registrants – Not Applicable

Item 6 –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –    The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: October 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: October 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: October 1, 2015

4